WANGER ADVISORS TRUST
                              Wanger Twenty
                          Wanger Foreign Forty
                           Wanger US Small Cap
                     Wanger International Small Cap

       Supplement to Prospectuses and Statement of Additional Information

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of Liberty Wanger Asset Management, L.P. (Liberty Wanger), each Fund's investment advisor, announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including Liberty Wanger. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of Liberty Wanger and, therefore, an assignment of their investment advisory contracts with the Funds. The assignment of these contracts generally requires shareholder approval under the Investment Company Act of 1940. Consequently, it is anticipated that Liberty Wanger will seek approval of new contracts from the Trust's Board of Trustees and from shareholders of the Funds prior to the consummation of the proposed transaction. The new contracts will be identical to the current contracts in all respects except for their effective and termination dates. The new contracts will have no effect on the contractual advisory fee rates payable by the Funds.


G-36/384G-0601                                                      June 5, 2001